                                 Exhibit 99.12

    DATED            6th June                                           1995
    ------------------------------------------------------------------------



                         (1) IBM UNITED KINGDOM LIMITED

                                    - and -

                        (2) ACC LONG DISTANCE UK LIMITED

                                    - and -

                                  (3) ACC CORP


--------------------------------------------------------------------------------
                                  UNDERLEASE

                                      of

                      First Floor at The Chiswick Centre
                       414 Chiswick High Road  London W4

--------------------------------------------------------------------------------



                              ASHURST MORRIS CRISP
                                Broadwalk House
                                5 Appold Street
                                London EC2A 2HA

                              Tel:  0171-638-1111

                              Fax:  0171-972-7990

                                    CONTENTS

Clause
------
or Schedule Heading
----------- -------


            PARTICULARS

     1.     DEFINITIONS

     2.     INTERPRETATION

     3.     DEMISE

     4.     THE TENANT'S COVENANTS
     4.1.   Rents
     4.2.   Outgoings and VAT
     4.3.   Repair, cleaning and decorating
     4.4.   User and Restrictions on Use
     4.5.   Waste and Alterations
     4.6    Aerials Signs and Advertisements
     4.7.   Obstruction
     4.8.   Statutory Obligations and Fire Precautions
     4.9.   Access to Landlord and Notice of Repair
     4.10.  Dealings
     4.11.  Landlord's Costs
     4.12.  The Planning Acts
     4.13.  Plans, Documents and Information
     4.14.  Indemnities
     4.15.  Disposal Boards and Viewing
     4.16.  Encroachments
     4.17.  Yield Up
     4.18.  Interest on Arrears
     4.19.  Statutory Notices
     4.20.  Defective Premises
     4.21.  Compliance with Regulations
     4.22.  Outside Business Hours
     4.23.  Superior Lease Covenants
     4.24.  Option to Determine

     5.     THE LANDLORD'S COVENANTS

     6.     INSURANCE3
     6.1.   Tenant's Insurance Covenants
     6.2.   Suspension of Principal Rent

     7.     PROVISOS
     7.1.   Re-Entry
     7.2.   Rights and Easements
     7.3.   Disputes with Adjoining Occupiers
     7.4.   Exclusion of Use Warranty
     7.5.   Representations
     7.6.   Tenant's Property
     7.7.   Compensation on Vacating
     7.8.   Covenants relating to Adjoining Premises

     7.9.   Service of Notices
     7.10.  Value Added Tax
     7.11.  Exclusion of Landlord and Tenant Act of 1954
     7.12.  Jurisdiction

     THE FIRST SCHEDULE - Part 1 Rights and Easements
                     Granted

     THE FIRST SCHEDULE - Part 2 Rights and Easements
                     Excepted and Reserved

     THE SECOND SCHEDULE - Principal Rent and Rent Review

     THE THIRD SCHEDULE - Covenants by the Surety

     THE FOURTH SCHEDULE - The Regulations

                                  PARTICULARS
                                  -----------

DATE                                :  6th June 1995

--------------------------------------------------------------------------------

LEASE OR UNDERLEASE                 :  UNDERLEASE


--------------------------------------------------------------------------------

LANDLORD                            :  IBM UNITED KINGDOM LIMITED whose
                                       registered office is at P.O. Box 41 North
                                       Harbour Portsmouth Hampshire PO6 3AU


TENANT                              :  ACC LONG DISTANCE UK LIMITED
                                       (Company Registration Number 2671855)
                                       whose registered office is at 2-3
                                       Cursitor Street  London EC4A 1NE

SURETY                              :  ACC CORP whose registered office is at 39
                                       State Street City Rochester NY14614
                                       United States of America

--------------------------------------------------------------------------------

PREMISES                            :  the first floor of the Building shown for
                                       the purpose of identification only edged red on the Floor Plan and being more particularly described in Clause 1

--------------------------------------------------------------------------------

CONTRACTUAL TERM                    :  From and including the 7th day of April
                                       1995 until and including the 28th day of September 2003

--------------------------------------------------------------------------------

PRINCIPAL RENT                      :  ONE HUNDRED AND THIRTY FIVE
                                       THOUSAND FOUR HUNDRED AND TWENTY
                                       POUNDS ((Pounds)135,420) per annum

--------------------------------------------------------------------------------

RENT COMMENCEMENT DATE              :  the 20th day of May 1996

--------------------------------------------------------------------------------

INITIAL PROVISIONAL SERVICE CHARGE  :  THIRTY FOUR THOUSAND SEVEN HUNDRED
                                       AND SEVEN POUNDS ((Pounds)34,707) per
                                       annum

--------------------------------------------------------------------------------

PERMITTED USER                      :  high class offices within Class II of the
                                       Schedule to the Town and Country Planning
                                       (Use Classes) Order 1972

--------------------------------------------------------------------------------


INTERIOR DECORATING YEARS           :  1998

--------------------------------------------------------------------------------

THIS UNDERLEASE made on the date and between the parties specified in the Particulars

WITNESSES as follows:-

1.   DEFINITIONS
     -----------

     In this Lease and the Schedules the following words and expressions have the following meanings:-

     "Accountant" means any person or firm appointed by the Landlord (including an employee of the Landlord or a Group Company of the Landlord) to perform the functions of the Accountant under this Lease

     "Act of Insolvency" means

     in relation to a corporate body that:-

          it is unable to pay its debts as defined in section 123 of the Insolvency Act 1986 (referred to as "the Act" in the remainder of this definition) (and for the purposes of interpreting that section the must be proved to the satisfaction of the court that" in sub-sections 123(1) and 123(2) shall be ignored) or a proposal is made for a voluntary arrangement under Part I of the Act or a petition is presented for an administration order under Part II of the Act or a receiver and (or) manager or administrative receiver is appointed whether under Part III of the Act or otherwise or it goes into liquidation as defined in Section 247(2) of the Act (other than a voluntary winding up solely for the purpose of amalgamation or reconstruction while solvent) or a provisional liquidator is appointed under Section 135 of the Act or a proposal is made for a scheme of arrangement under Section 425 of the Companies Act 1985 and in relation to an individual that:-
          an application is made for an interim order or a proposal is made for a voluntary arrangement under Part VIII of the Act or a bankruptcy petition is presented to the Court or his circumstances are such that a bankruptcy petition could be presented under Part IX of the Act or he enters into a deed of arrangement

     "Adjoining Property" means any neighbouring or adjoining land or premises now or at any time during the Term belonging to the Landlord or a Group Company of the Landlord

     "Building" means the land and building(s) known as The Chiswick Centre Chiswick London W4 shown for the purpose of identification only edged red on the Site Plan

     "Business Day" means a day on which clearing banks in the City of London are (or would be but for a strike lockout or other stoppage affecting particular banks or banks generally) open during banking hours and "Business Days" shall be interpreted accordingly

     "Business Hours" means 8.30 a.m. to 6.30 p.m. Mondays to Fridays (except Bank Holidays) or such other hours as the Landlord may determine

     "Car Park" means the car parking areas shown for the purpose of identification only edged green on the Site Plan

     "Common Parts" means all areas which are from time to time during the Term provided by the Landlord for common use and enjoyment by the general public and
(or) by tenants and the occupiers of the Building and all persons expressly or by implication authorised by them including without limitation the pedestrian areas and walkways forecourts car parking areas landscaped areas entrance halls landings hoists lifts lift-shafts staircases escalators and passages

     "Conduits" mean all conduits sewers drains mains ducts pipes gutters watercourses wires cables fibres channels flues and all other conducting media including any fixings louvres cowls and any other ancillary apparatus

     "Contractual Term" has the meaning given in the Particulars

     "Development" has the meaning given by Section 55 of the Town and Country Planning Act 1990

     "Exclusion Agreement" means an agreement contained or referred to in an underlease of the Premises or any part thereof authorised by Order of the Court under Section 38(4)(a) of the 1954 Act excluding in relation to that underlease the provisions of Sections 24 to 28 of the Landlord and Tenant Act

     "Floor Plan" means the plan annexed to this Lease and marked "Floor Plan"

     "Group Company" means any company which is for the time being a subsidiary or a holding company or another subsidiary of the holding company in each case within the meaning of Section 736 of the Companies Act 1985 which Section shall for this purpose be deemed not to have been amended by subsequent legislation

     "Initial Provisional Service Charge" means the annual amount referred to in the Particulars

     "Insurance Rent" means the sums to be reimbursed by the Tenant to the Landlord comprising a reasonable proportion of the cost to the Landlord from time to time of:-

     (a) insuring the Building or reimbursing the Superior Landlord therefor in accordance with the Landlord's obligations contained in this Lease and the Superior Lease and

     (b) effecting insurance against loss of the Principal Rent for a period of three years and

     (c) insuring in such amount and on such terms as the Landlord or the Superior Landlord shall reasonably consider appropriate against all liability of the Landlord or the Superior Landlord to third parties arising out of or in connection with any matter relating to the Building

     "Insured Risks" means fire storm tempest flood earthquake lightning explosion impact aircraft (other than hostile aircraft) and other aerial devices and articles dropped therefrom riot civil commotion and malicious damage bursting or overflowing of water tanks apparatus or conduits subsidence heave and such other risks as the Landlord may in its reasonable discretion from time to time determine

     "Interest" means interest (compounded at monthly rests) both before and after any judgement at the Interest Rate then prevailing during the period beginning on the date 14 days after the relevant payment is due and has been demanded and ending on the date on which the relevant payment is received by way of cleared funds

     "Interest Rate" means Four percentage points above the base lending rate from time to time in force of National Westminster Bank PLC or such other Bank whose Chairman is a member of the Committee of London Clearing Bankers as the Landlord may from time to time nominate in writing or should such base lending rate cease to exist such other rate of interest as the Landlord (acting reasonably) shall deem to be most closely comparable with the said base lending rate

     "Interior Decorating Years" has the meaning given in the Particulars

     "Landlord" means the party described as the Landlord in the Particulars and includes the party for the time being entitled to the reversion immediately expectant on the determination of the Term

     "Landlord and Tenant Act" means the Landlord and Tenant Act 1954

     "this Lease" means this Lease and any document which is made supplemental to this Lease or which is entered into pursuant to or in accordance with the terms of this Lease

     "Lettable Areas" means all parts of the Building which from time to time are either occupied or used by a tenant or tenants or capable or intended of being so occupied or used

     "Outside Business Hours Charge" means the whole of the cost incurred by the Landlord in carrying out or providing any of the Services (which are not normally provided by the Landlord outside the Business Hours) at the request of the Tenant outside Business Hours (including but not limited to costs and expenses in the nature of those set out in Part C of the Fourth Schedule) or in the event of any of the Services being carried out or provided outside Business Hours to the Tenant (at the request of the Tenant) and to any other tenant or tenants of the Building a fair proportion thereof as reasonably and properly determined by the Landlord

     "Particulars" means the immediately preceding section of this Lease headed "Particulars"

     "Permitted Underlease" means an underlease of the whole of the Premises which:-

     (a)  is granted without any fine or premium

     (b) reserves a rent not less than the greater of the then open market rent of the Premises and the Principal Rent then payable

     (c) incorporates provisions for the review of rent at the same times and on the same basis as in this Lease and
     (d) is (so far as is consistent with an underlease) in a form similar to this Lease and

     (e)  incorporates an Exclusion Agreement

     "Permitted User" has the meaning given in the Particulars

     "Planning Acts" means the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991

     "Plant" means all apparatus plant machinery and equipment within the Building from time to time including without limitation lifts lift-shafts hoists escalators stand-by generators and boilers and items relating to mechanical ventilation heating cooling public address telephone and closed-circuit television and building management systems the fire alarm system the sprinkler system the security systems the smoke detection and heat detection equipment and systems and the cleaning cradle equipment

     "Premises" means the part of the Building described as the Premises in the Particulars and includes:-

     (a) the plaster work and decorative finishes applied to the internal surfaces of the external and load-bearing walls and columns of the Building but not any other part of the external or load-bearing walls and columns

     (b)  the floor finishes and floor trunking finishes

     (c) the ceiling finishes any suspended ceiling and the void above any suspended ceiling so that the upper limit of the Premises incudes such finishes suspended ceiling and void but does not extend to anything above them

     (d) the entirety of the non-load-bearing internal walls and glass partitions wholly within the Premises

     (e) the plasterwork and decorative finishes applied to the internal surfaces of the internal non-load-bearing walls and the internal surface of partitioning or balustrading dividing the Premises from other parts of the Building and the internal decorative surfaces of the window frames and window furniture in the windows which form part of the external envelope of the Building or which separate the Premises from any atria within the Building

     (f) the internal surfaces and door furniture of the doors and the door frames

     (g)  all additions and improvements to the Premises

     (h) all the Landlord's fixtures and fittings and fixtures of every kind which shall from time to time be in or upon the Premises (whether originally affixed or fastened to or upon the Premises or otherwise) except any such fixtures installed by the Tenant

     (i) all Conduits in on under or over and exclusively serving the Premises except those belonging to a statutory undertaker or public utility and references to the "Premises" in the absence of any provision to the contrary include any and every part of the Premises

     "Principal Rent" has the meaning given to it in the Particulars and in paragraph 1 of the Second Schedule

     "Rent Commencement Date" has the meaning given in the Particulars

     "Rents" means the Principal Rent the Insurance Rent and the other payments reserved as rent and referred to in Clause 3

     "Service Charge" means the aggregate of the sums which the Landlord is required to pay to the Superior Landlord pursuant to Clauses 1(1)(iii) and 1(1)(iv) of the Superior Lease

     "Services" means the services facilities and amenities to be provided by the Superior Landlord for the benefit of the Building

     "Site Plan" means the plan annexed to this Lease and marked "Site Plan"

     "Superior Lease" means a lease dated 8th March 1984 and made between (1) Clerical Medical and General Life Assurance Society and (2) the Landlord and the lease supplemental thereto dated 19th April 1985 and made between the same parties and includes where the context admits any lease whether mediate or immediate out of which that lease was created

     "Superior Lease Covenants" means the covenants agreements and provisions affecting the Premises contained in any Superior Lease and on the part of the tenant to be performed and observed except the covenant for payment of rent

     "Surety" means the party (if any) described as the Surety in the Particulars and includes:-

     (a) any party who enters into covenants with the Landlord pursuant to sub-clause 4.10 and

     (b)  in the case of an individual his personal representatives

     "Tenant" means the party described as the Tenant in the Particulars and includes the Tenant's successors in title and assigns

     "Term" means the Contractual Term

     "Utilities" means water sewage gas electricity telephone telecommunications and other services and supplies of whatever nature now or at any time during the Term serving the Premises

     "Value Added Tax" means Value Added Tax or any other tax of a similar nature that may be substituted for or levied in addition to it in each case at the rate current from time to time

2.   INTERPRETATION
     --------------

2.1. The Particulars and the Schedules form part of this Lease

2.2. The definitions contained in the Particulars have the meanings appearing alongside them for the purposes of this Lease

2.3. Where the Landlord or the Tenant or the Surety for the time being are two or more persons obligations expressed or implied to be made by or with such party are deemed to be made by or with such persons jointly and severally

2.4. Words importing one gender include all other genders and words importing the singular include the plural and vice versa

2.5.1. Rights expressed to be reserved in favour of the Landlord shall be deemed to extend to any superior landlord and any mortgagee of the Premises and all persons authorised by the Landlord and by any superior landlord or mortgagee including its or their agents professional advisers contractors and workmen

2.5.2. Rights expressed to be granted in favour of the Tenant shall be deemed to extend to all persons authorised by the Tenant or its mortgagee including its or their agents professional advisers contractors and workman

2.6. Any covenants by the Tenant not to do an act or thing shall be deemed to include an obligation not to permit or suffer such act or thing to be done

2.7. Any provisions in this Lease referring to the consent or approval of the Landlord shall be construed as also requiring the consent or approval of any superior landlord where such consent shall be required but nothing in this Lease shall be construed as implying that any obligation is imposed upon any superior landlord not unreasonably to refuse or delay any such consent or approval

2.8. Any references to a specific statute include any statutory extension or modification amendment or re-enactment of such statute and any regulations instruments or orders made under such statute and any general reference to "statute" or "statutes" include any regulations instruments or orders made under such statute or statutes

2.9. References in this Lease to any Clause sub-clause Schedule or paragraph without further designation shall be construed as a reference to a Clause sub-clause or paragraph of or Schedule to this Lease so numbered

2.10. The Clause Paragraph and Schedule headings and the table of contents are for ease of reference only and shall not be taken into account in the construction or interpretation of this Lease or of the Clause Paragraph or Schedule to which they refer

2.11. Any reference to a superior landlord includes the Landlord's reversioner (whether mediate or immediate) at any time

2.12. References to "last year of the Term" include the last year of the Term if the Term shall determine otherwise than by effluxion of time and references to "expiry of the Term" include such other determination of the Term

2.13. The terms "parties" or "party" mean the Landlord and (or) the Tenant and except where there is an express indication to the contrary include the Surety

3.   DEMISE
     ------

     The Landlord at the request of the Surety demises to the Tenant the Premises TOGETHER WITH the rights and easements set out in Part 1 of the First Schedule but EXCEPTING AND RESERVING the rights and easements set out in Part 2 of the First Schedule TO HOLD the Premises to the Tenant for the Contractual Term YIELDING AND PAYING to the Landlord:-

3.1. on and from the date hereof until the Review Date the Principal Rent payable without any deduction by equal quarterly payments in advance on the usual quarter days the first such payment being a sum in respect of the period from and including the date hereof up to and including the day before the first quarter day after the date hereof and to be paid on the date hereof and

3.2. by way of further rent:-

3.2.1. the Insurance Rent payable at the times and in the manner provided in Clause 6

3.2.2.    the payments of Interest referred to in sub-clause 4.18

3.2.3. the Service Charge payable at the times and in the manner provided in Clauses 1(2) 1(3) 1(4) 1(5) and 1(6) of the Superior Lease

4.   THE TENANT'S COVENANTS
     ----------------------

     The Tenant covenants with the Landlord throughout the Term:-

4.1. Rents
     -----

     To pay the Rents on the days and in the manner set out or referred to in this Lease and not to exercise or seek to exercise any right or claim to withhold rent or any right or claim to legal or equitable set-off

4.2. Outgoings and VAT
     -----------------

4.2.1. To pay and to indemnify the Landlord against all rates, taxes, assessments, duties, charges, impositions and outgoings which are now or during the Term shall be charged assessed or imposed upon the Premises or upon the owner or occupier of them save and except:-

        (a) any tax charged on the Landlord in respect of rents and other payments due under this Lease

        (b) any tax occasioned by any disposition or deemed disposition of or dealing with the reversion expectant on the Term

        (c) such rates taxes charges assessments duties impositions and outgoings as the Landlord is bound by law to pay notwithstanding any contract to the contrary

4.2.2. To pay and to indemnify the Landlord against Value Added Tax chargeable in respect of any taxable supplies made to the Tenant by the Landlord under any of the terms of or in connection with this Lease (whether or not at the Landlord's election or otherwise howsoever arising) or in respect of any taxable supplies made by any third party to the Landlord where the Tenant agrees in this Lease to reimburse the Landlord for its costs in relation to those supplies and such sums shall be deemed to be and shall be recoverable as rent in arrear

4.2.3. To pay and to indemnify the Landlord for all charges including meter rents for all Utilities consumed or used at or in relation to the Premises

4.3.    Repair, cleaning and decorating
        -------------------------------

4.3.1. To keep the Premises in good and substantial repair and condition (damage or destruction caused by any of the Insured Risks excepted unless and to the extent that the insurance effected by the Landlord is vitiated forfeited or avoided or the insurance money is irrecoverable in consequence of any act or default of the Tenant or any person deriving title under the Tenant or anyone at the Premises expressly or by implication with the authority of the Tenant or such person)

4.3.2. To replace from time to time with items of an equivalent standard and commensurate with the nature of the Premises the Landlord's fixtures and fittings in the Premises which may be or become beyond repair at any time during or at the expiry of the Term

4.3.3. In each of the Interior Decorating Years and in the last year of the Term to redecorate the interior of the Premises in a good and workmanlike manner and with appropriate materials of good quality to the reasonable satisfaction of the Landlord

4.3.4. As often as may be necessary throughout the Term to clean and treat and wash in accordance with good standards and in a good and workmanlike manner to the reasonable satisfaction of the Landlord all materials surfaces and finishes of the interior of the Premises which ought normally to be so cleaned treated or washed (subject to the provisions of paragraph 4.3.5 below)

4.3.5. As often as may be reasonably necessary but no less frequently than once in every month of the Term to clean the internal surfaces of the glazing of the windows and other glazing which form part of the external envelope of the Building or which separate the Premises from any atria within the Building

4.3.6. Not to maintain repair replace or carry out any other works to or otherwise interfere with or damage any plant machinery apparatus and equipment relating to or connected with the air conditioning and heating systems

4.3.7. To comply in all respects with all reasonable regulations and requirements of or imposed by or on behalf of the Landlord in relation to the collection and disposal of refuse from the Premises and (or) from the Building

4.4.    User and Restrictions on Use
        ----------------------------

4.4.1.  Not to use the Premises for any purpose other than the Permitted User

4.4.2. Not to keep or use or permit or suffer to be kept or used on the Premises any materials of a dangerous inflammable or explosive nature or any machinery engine safe or other thing which may attack or in any way injure by percolation corrosion vibration excessive weight or otherwise the structure of the demised premises or the keeping or using whereof may contravene any statute or any local regulation or bye-law for the time being affecting the demised premises Provided that the Tenant may keep and use on the Premises inflammable materials used in the normal course of using premises as an office in such reasonable quantities only as may be necessary in connection with such use and subject to observing all statutes regulations and bye-laws relating to the keeping and using of such substances and complying with the requirements of the insurers of the Premises

4.4.3.   Not to use the Premises for a sale by auction

4.4.4. Not to overload the existing electric wires and cables and in the event of any additional or new wiring or cable becoming necessary or of the Landlord being required by the Electricity Authority or by the Insurers or the Building to provide the same the Tenant shall pay the cost of all such additional or new wiring or cable exclusively used by the Premises and of connecting the same to the mains and a proportional part of the cost of any such wiring or cable in respect of those parts of the Building used in common with other tenants such proportion to be certified by the Landlord

4.4.5.1. Not to use or permit or suffer the Premises or any part thereof to be used for any illegal or immoral purpose nor for the manufacture sale or consumption on the premises of beer wine or spirituous liquors nor as a school consular or diplomatic office hotel club billiard-saloon restaurant snack-bar launderette sex-shop betting shop or office gaming house bingo-hall discotheque dance-hall funfair leisure-centre or amusement arcade nor for the business of an undertaker nor for any noisy noxious or offensive trade or business nor as a residence or sleeping place for any person nor for any purpose which would constitute a breach of any restrictive covenants affecting the Building Provided that such prohibitions shall not prevent the use of the Premises for instruction and lecture purposes and for a restaurant and snack-bar in each case as ancillary to the Tenant's use of the Premises

4.4.5.2. Not to do or permit or suffer to be done on the demised premises or any part thereof or in any communal part of the Building or the curtilage thereof anything which may be or become or cause a nuisance damage disturbance injury or danger of or to the Landlord or any other tenants of the Building or the owners lessees or occupiers of any premises in the neighbourhood and (without prejudice to the generality of the foregoing) not to use or permit or suffer to be used on the demised premises any electrical instrument or device unless fitted with an effective suppressor and properly earthed and insulated And to keep the Landlord fully and effectually indemnified against all actions proceedings damages costs expenses claims and demands whatsoever arising out of or in consequence of any breach or non-observance of this covenant

4.5.   Waste and Alterations
       ---------------------

       Not to:-

4.5.1. commit any waste on or at the Premises

4.5.2.  make any addition or extension to the Premises

4.5.3.  unite the Premises with any adjoining premises

4.5.4.  make any structural alteration to the Premises or

4.5.5. make any other alterations to the Premises PROVIDED THAT no consent shall be necessary for the erection removal and alteration of dry movable partitions within the Premises subject to the Tenant supplying full specifications and drawings within 7 days of completing such works and complying with all necessary statutory and other regulations whether relating to fire precautions or otherwise and preserving the integrity and proper working of the heating/air conditioning system for the Building and the Premises in particular and subject to the Tenant if so required by the Landlord removing the same at the end of the term and making good all damage thereby occasioned and restoring the demised premises to their former state and condition in all respects to the reasonable satisfaction of the Landlord and PROVIDED FURTHER THAT if in the Landlord's opinion any partitioning fails to comply with such regulations as aforesaid or interferes with or damages the said heating/air conditioning system for the Building the Tenant shall at the request of the Landlord remove the same and make good all damage thereby occasioned without delay

4.6     Aerials Signs and Advertisements
        --------------------------------

4.6. Not at any time to affix or exhibit or permit or suffer to be affixed or exhibited to or upon any part of the exterior of the Premises or on the inside surface of any windows of the Premises or elsewhere in the Building any placard poster sign signboard notice or advertisement except as permitted by the Regulations set out in the Fourth Schedule substituted therefor by the Superior Landlord for the good management and reputation of the said Building

4.7.    Obstruction
        -----------

        Not to do anything whereby any road path forecourt or other area over which the Tenant may have rights of access or use may be damaged or the proper use thereof by others may be obstructed in any way

4.8.    Statutory Obligations and Fire Precautions
        ------------------------------------------

4.8.1. At the Tenant's own expense to execute all works and provide and maintain all arrangements upon or in respect of the Premises or the use to which the Premises are being put that are required in order to comply with the requirements of any statute or any government department local authority other public or competent authority environmental authority or court of competent jurisdiction regardless of whether such requirements are imposed on the Landlord the Tenant or the occupier and where such works or arrangements are required in respect of the Premises and other parts of the Building to be carried out by the Landlord to pay to the Landlord on demand a contribution representing a proper and reasonable proportion of the cost of implementing such works or arrangements

4.8.2. At the Tenant's own expense and without limiting the obligations set out earlier in this sub-clause 4.8:-

4.8.2.1. to comply in all respects with the provisions of any statutes and any other obligations imposed by law or by any bye-laws applicable to the Premises or in regard to carrying on the business for the time being carried on at the Premises and

4.8.2.2. to comply with the requirements and recommendations of the fire authority and the Landlord in relation to fire precautions affecting the Demised Premises

4.9.    Access to Landlord and Notice of Repair
        ---------------------------------------

4.9.1. To permit the Landlord on reasonable prior notice (except in case of emergency in which case no notice shall be necessary) and during reasonable times (or at any time in case of emergency):-

4.9.1.1. to enter upon the Premises for the purpose of ascertaining that the covenants and conditions of this Lease have been observed and performed

4.9.1.2.   to inspect the state of repair and condition of the Premises

4.9.1.3. to give to the Tenant or leave upon the Premises a notice specifying any breach by the Tenant of the terms of this Lease and requesting the Tenant as soon as practicable to remedy the same and

4.9.1.4. to exercise the rights and easements excepted and reserved in Part 2 of the First Schedule

4.9.2.    As soon as practicable to remedy the breach as required by such notice

4.9.3. If within ten Business Days (or within such shorter period as the Landlord may reasonably specify) of the service of such a notice the Tenant shall not have commenced and be proceeding diligently with the execution of the work referred to in the notice or shall have failed to complete the work within a reasonable period of time or if in the Landlord's reasonable opinion the Tenant is unlikely to have completed the work within such period to permit the Landlord to enter the Premises to execute such work as may be necessary to comply with the notice and to pay to the Landlord the proper cost of so doing and all proper expenses incurred by the Landlord (including legal costs and surveyor's fees) within ten Business Days of a written demand

4.10.     Dealings
          --------

4.10.1.   Not to:-

4.10.1.1. hold the Premises expressly or impliedly on trust for another person

4.10.1.2. part with possession of the Premises

4.10.1.3. share possession of the Premises with another person

4.10.1.4. allow anyone other than the Tenant its officers and employees to occupy the Premises

4.10.2.   Not to assign a part (as distinct from the whole) of the Premises.

4.10.3.   Not to assign the whole of the Premises:-

4.10.3.1. unless the proposed assignee has first covenanted by deed with the Landlord in such form as the Landlord may reasonably require that with effect from the date of the assignment and for the remainder of the Term the assignee will pay the Rents and observe and perform all the provisions of this Lease to be observed and performed by the Tenant nor

4.10.3.2. (where the proposed assignee is a corporate body and the Landlord reasonably so requires) without first procuring either covenants by
                                                          ------
          deed in the form (mutatis mutandis) set out in the Third Schedule with the Landlord from not less than two individuals who are or a corporate body which is acceptable to the Landlord as guarantor or some other form of collateral security
                                       --
          reasonably acceptable to the Landlord nor

4.10.3.3. without the prior written consent of the Landlord (which will not be unreasonably withheld)

4.10.3.4. The Tenant and the Surety shall be released from their respective obligations contained in this Lease upon any assignment of this Lease on the date two years after the assignment has been completed

4.10.4.   Not to charge a part (as distinct from the whole) of the Premises

4.10.5. Not to charge the whole of the Premises except to a bank or similar financial institution for the purpose only of borrowing money on the security of the Lease and with the prior written consent of the Landlord (which will not be unreasonably withheld)

4.10.6.   Not to underlet a part (as distinct from the whole) of the Premises

4.10.7.   Not to underlet the whole of the Premises:-

4.10.7.1. unless the proposed undertenant has first covenanted by deed with the Landlord in such form as the Landlord may reasonably require that with effect from the date of the underlease and during the term of the underlease the undertenant will observe and perform all the provisions of the underlease to be observed and performed by the undertenant and the provisions of this Lease (other than payment of the Principal
          Rent) to be observed and performed by the Tenant nor

4.10.7.2. (where the proposed undertenant is a corporate body and the Landlord reasonably so requires) without first procuring either covenants by
                                                          ------
          deed with the Landlord in the form (mutatis mutandis) set out in the Third Schedule from two individuals who are or a corporate body which is acceptable to the Landlord as guarantor or an alternative form of
                                                     --
          security reasonably acceptable to the Landlord nor

4.10.7.3. except by way of a Permitted Underlease nor

4.10.7.4. without the prior written consent of the Landlord (which will not be unreasonably withheld)

4.10.8. To enforce and not to waive or vary the provisions of a Permitted Underlease and to operate at the relevant dates of review the rent review provisions contained in an underlease but not to agree the rent upon such a review without the prior written approval of the Landlord

4.10.9. Within fifteen Business Days of any assignment charge underlease or sub-underlease or any transmission or other devolution relating to the Premises to give written notice thereof to the Landlord's solicitors together with three certified copies of the relevant document and to pay the Landlord's and Superior Landlord's solicitors' reasonable charges for the registration of every such document plus Value Added Tax

4.11.    Landlord's Costs
         ----------------

         To pay to the Landlord and indemnify the Landlord against all reasonable and proper costs fees charges disbursements and expenses on an indemnity basis (including without prejudice to the generality of the above those payable to counsel solicitors surveyors and bailiffs) reasonably and properly incurred by the Landlord in relation to or incidental to:-

4.11.1 every application made by the Tenant for a consent approval or licence required by the provisions of this Lease whether such consent approval or licence is granted or lawfully refused or proffered subject to any lawful qualification or condition or whether the application is withdrawn

4.11.2. the preparation and service of a notice under Section 146 of the Law of Property Act 1925 or incurred by or in contemplation of proceedings under Sections 146 or 147 of that Act notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court

4.11.3. the recovery or attempted recovery of arrears of the Rents or other sums due from the Tenant and

4.11.4. any steps taken in contemplation of or in connection with the preparation and service of a schedule of dilapidations during or after the expiry of the Term but which relates to dilapidations caused or occurring during the Term

4.12.    The Planning Acts
         -----------------

4.12.1. Not to commit any breach of the Planning Acts and to comply with the provisions and requirements of the Planning Acts that affect the Premises whether as to the Permitted User or otherwise and to indemnify and keep the Landlord indemnified both during and after the expiry of the Term against all liability whatsoever including costs and expenses incurred as a result of any breach occurring during the Term

4.12.2. At the expense of the Tenant to obtain all planning permissions and to serve all such notices as may be required for the carrying out of any operations or user on the Premises which may constitute Development provided that no application for planning permission shall be made without the prior written consent of the Landlord such consent to be withheld or granted at the Landlord's absolute discretion provided that the Landlord shall not unreasonably withhold consent in relation to matters in respect of which it has already granted consent pursuant to sub-clause 4.5 unless the implementation of such planning permission would or would be likely to create or give rise to any tax or other fiscal liability for the Landlord and the Tenant fails to indemnify the Landlord against such liability having first been asked in writing to do so

4.12.3. Subject only to any statutory direction to the contrary to pay and satisfy any charge or levy that may subsequently be imposed under the Planning Acts in respect of the carrying out or maintenance of any such operations or the commencement or continuance of any such user

4.12.4. Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the Premises or any change of use until:-

4.12.4.1. all necessary notices under the Planning Acts have been served and copies produced to the Landlord

4.12.4.2. all necessary permissions and consents under or pursuant to the Planning Acts have been obtained and produced to the Landlord and

4.12.4.3. the Landlord has acknowledged that every necessary planning permission is acceptable to it the Landlord being entitled to refuse to acknowledge its acceptance of a planning permission on the grounds that any condition contained in it or anything omitted from it or any period referred to in it would be or be likely to be prejudicial to the Landlord's interest in the Premises whether during or after the expiry of the Term

4.12.5. Unless the Landlord shall otherwise direct to carry out and complete before the expiry of the Term:-

4.12.5.1. any works stipulated to be carried out to the Premises by a date subsequent to such expiry as a condition of any planning permission granted for any Development commenced before the expiry of the Term and

4.12.5.2. any Development commenced upon the Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts

4.12.6. If required by the Landlord but at the cost of the Tenant to appeal against any refusal of planning permission or the imposition of any conditions on a planning permission relating to the Premises following an application by the Tenant

4.12.7. Not to object to any application for planning permission that the Landlord may make whether jointly or alone in respect of any adjoining or neighbouring property

4.13.    Plans, Documents and Information
         --------------------------------

         If reasonably called upon to do so to produce within a reasonable period of demand:-

4.13.1. to the Landlord all such plans documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this Lease have been complied with

4.13.2. to the Landlord or its agent full particulars of all occupants of the Premises and the terms of their occupation.

4.14.  Indemnities
       -----------

       To be responsible for and to keep the Landlord fully indemnified against all damage damages losses costs expenses actions demands proceedings claims and liabilities made against or suffered or incurred by the Landlord and for and against all damage occasioned to the Premises or to any other part of the Building or any adjoining or neighbouring building arising directly or indirectly out of:-

4.14.1. any act omission or negligence of the Tenant or any persons at the Premises expressly or impliedly with the Tenant's authority or

4.14.2. any breach or non-observance by the Tenant of the covenants conditions or other provisions of this Lease or any of the matters to which this demise is subject

4.15.  Disposal Boards and Viewing
       ---------------------------

       To permit the Landlord upon reasonable notice and during the last six months of the Contractual Term and at any time thereafter to permit upon reasonable notice persons with the written authority of the Landlord or its agent at reasonable times of the day to view the Premises without interruption provided they are accompanied by the Landlord or its agents

4.16.  Encroachments
       -------------

       Not to stop up darken or obstruct any windows or light belonging to the Premises

4.17.  Yield Up
       --------

     At the expiry of the Term:-

4.17.1. to yield up the Premises in accordance with the terms of this Lease to the reasonable satisfaction of the Landlord

4.17.2. to remove all placards signs notices fascias boards name-plates and advertisements fixed or exhibited by the Tenant in or upon the Premises and immediately to make good to the reasonable satisfaction of the Landlord any damage caused by such removal and

4.17.3.    to give up all keys of the Premises to the Landlord

4.18.  Interest on Arrears
       -------------------

       If the Tenant shall fail to pay the Rents or any other sum due under or pursuant to this Lease within ten Business Days of the date on which payment was due and formally demanded (except in the case of the Principal Rent) the Tenant shall pay to the Landlord Interest on the Rents or other such sum and such Interest shall be deemed to be and shall be recoverable as rent in arrear

4.19.  Statutory Notices
       -----------------

       To give full particulars to the Landlord of any notice direction order or proposal for the Premises made given or issued to the Tenant by any local or public authority within three Business Days of receipt and if so required by the Landlord to produce it to the Landlord and without delay and at the cost of the Tenant to take all necessary steps to comply with such notice direction or order

4.20.  Defective Premises
       ------------------

       To give notice to the Landlord of any defect in the Premises which might give rise to an obligation on the Landlord to do or refrain from doing any act or thing in order to comply with the provisions of this Lease or the duty of care imposed on the Landlord pursuant to the Defective Premises Act 1972 or otherwise and at all times to display and maintain all necessary notices which the Landlord may from time to time require to be displayed at the Premises

4.21.  Compliance with Regulations
       ---------------------------

       At all times during the term to observe perform and comply with the conditions and regulations specified in the Fourth Schedule hereto and any alterations or additions thereto which may from time to time be made by the Landlord for the good management and reputation of the Building and the curtilage thereof and the parking areas or the safety or convenience of the tenants thereof And to take all reasonable steps to secure compliance with such conditions and regulations by the Tenant's staff and visitors

4.22.  Outside Business Hours
       ----------------------

       To give to the Landlord reasonable prior notice if the Tenant wishes to have access to the Premises outside the Business Hours for the Building and to pay to the Landlord on demand from time to time the costs of providing any of the services required by the Tenant outside the Business Hours

4.23.  Superior Lease Covenants
       ------------------------

4.23.1. To observe and perform the Superior Lease Covenants

4.23.2. Not to do or permit or suffer anything whereby the Superior Lease may be avoided or forfeited

4.23.3. To keep the Landlord indemnified against all claims liabilities costs and expenses for or in respect of any breach by the Tenant of the Superior Lease Covenants

4.23.4. To permit the Landlord and any authorised person to enter the Premises at reasonable times only and upon reasonable prior notice (except in cases of emergency) in order to comply with any of the Superior Lease Covenants which may be necessary to prevent a forfeiture of the Superior Lease subject to the Landlord making good without unreasonable delay any damage thereby caused

4.24.    Option to Determine
         -------------------

         If the Tenant shall desire to terminate the Term and to quit the Premises on the date 29th September 1998 and shall give to the Landlord not less than twelve months previous notice in writing to that effect (in respect of which notice time shall be of the essence) then upon the expiration of such notice the term of years created by this underlease shall forthwith cease and determine but without prejudice to any remedy of either party against the other in respect of any antecedent claims or breach of covenant contained in this Lease and the Tenant shall deliver up vacant possession of the Premises

5.   THE LANDLORD'S COVENANTS
     ------------------------

     The Landlord covenants with the Tenant that:-

5.1. the Tenant paying the Rents and performing and observing the covenants and conditions on the part of the Tenant herein contained the Landlord shall permit the Tenant peaceably and quietly to hold and enjoy the Premises during the Term without any interruption or disturbance from or by the Landlord or by any person lawfully claiming through under or in trust for the Landlord

5.2. it will use best endeavours to procure the compliance by the Superior Landlord with the covenants on the part of the Superior Landlord contained in the Superior Lease

5.3. the Landlord shall during the Term pay the rent reserved by the Superior Lease and perform and observe the covenants and conditions contained in the Superior Lease and on the part of the Landlord as tenant to be performed and observed except to the extent that they fall to be performed and observed by the Tenant pursuant to this Lease

6.      INSURANCE
        ---------

6.1.    Tenant's Insurance Covenants
        ----------------------------

        The Tenant covenants with the Landlord:-

6.1.1. to pay the Insurance Rent within ten business days of a written demand for the period from and including the date of this Lease up to and including the day before the next policy renewal date and subsequently to pay the Insurance Rent within ten Business Days of a written demand and (if so demanded) in advance of the policy renewal date provided that any such demand will be supported by proper evidence that the demand has been properly made

6.1.2. to comply with all the requirements and recommendations of the insurers of the Building that are notified to the Tenant

6.1.3. not to do or knowingly permit anything that could cause any policy of insurance on or in relation to the Building to become void or voidable wholly or in part nor (unless the Tenant shall have previously notified the Landlord and agreed to pay the increased premium) anything by which additional insurance premiums may become payable

6.1.4. to keep the Premises supplied with such fire fighting equipment as the insurer may require or as the Landlord may reasonably require and to maintain such equipment to their satisfaction and in efficient working order

6.1.5. to comply with the requirements and recommendations of the insurer and the reasonable requirements of the Landlord as to fire precautions relating to the Premises

6. 1.6. not to obstruct the access to any fire equipment or the means of escape from the Premises nor to lock any fire door while the Premises are occupied

6.1.7. as soon as it reasonably comes to the attention of the Tenant to give notice to the Landlord immediately upon the happening of any event which might affect any insurance policy on or relating to the Premises or upon the happening of any event against which the Landlord may have insured under this Lease

6.1.8. not to effect any policy of insurance in relation to the Building without the prior written consent of the Landlord PROVIDED THAT the Tenant may insure the contents of the Premises and third party risks without the consent of the Landlord

6.1.9. if at any time the Tenant shall be entitled to the benefit of any insurance on the Premises except insurance of the contents of the Premises and third party risks (which is not effected or maintained in pursuance of any obligation contained in this Lease) to apply all money received by virtue of such insurance in making good the loss or damage in respect of which such money shall have been received

6.1.10. if and whenever during the Term the Premises or any part ("the relevant part") of the Building giving access to the Premises are damaged or destroyed by any of the Insured Risks and the insurance money under the policy of insurance effected by the Landlord pursuant to its obligations contained in this Lease is by reason of any act or default of the Tenant or anyone at the Premises expressly or by implication with the Tenant's authority wholly or partially irrecoverable immediately in every such case to pay to the Landlord on demand the amount of such insurance money so irrecoverable with Interest on such amount (from the date of demand or (if earlier) the date on which the Landlord first suffered financial loss because of the insurance money being irrecoverable in whole or in part as aforesaid)

6.2. Suspension of Principal Rent
     ----------------------------

     That if the Premises or any part thereof shall at any time during the term be destroyed or damaged by any of the Insured Risks so as to be unfit for occupation and use and any policy or policies of insurance effected by the Landlord shall not have vitiated or payment of the policy monies refused in consequence of some act or default of the Tenant the rents hereby reserved shall be suspended and shall cease to be payable until the Premises shall again be rendered fit for occupation and use or until the expiration of a period of three years (whichever shall be the shorter period) and if the Premises are not reinstated or rebuilt within the period of three years the Tenant may terminate this Lease by giving written notice to the Landlord within one month after the expiration of the period of three years and upon service of such notice this Lease shall terminate but without prejudice to any claim the Landlord may have against the Tenant for any earlier breach of covenant and any dispute concerning this Clause shall be determined by a single arbitrator in accordance with the Arbitration Acts 1950 and 1979

7.     PROVISOS
       --------

7.1.   Re-Entry
       --------

       If and whenever during the Term:-

7.1.1. the Rents (or any of them or any part of them) under this Lease are outstanding for more than ten Business Days after becoming due whether formally demanded or not or

7.1.2. there is a breach by the Tenant or the Surety of any covenant or other term of this Lease or any document expressed to be supplemental to this Lease or

7.1.3. the Tenant or the Surety commits or permits an Act of Insolvency the Landlord may re-enter the Premises or any part of them in the name of the whole at any time and even if any previous right of re-entry has been waived and then the Term will absolutely cease but without prejudice to any rights or remedies which may have accrued to the Landlord against the Tenant or the Surety in respect of any breach of covenant or other term of this Lease including the breach in respect of which the re-entry is made

7.2. Rights and Easements
     --------------------

     The operation of Section 62 of the Law of Property Act 1925 shall be excluded from this Lease and the only rights granted to the Tenant are those expressly set out in Part I of the First Schedule and the Tenant shall not by virtue of this Lease be deemed to have acquired or be entitled to and the Tenant shall not during the Term acquire or become entitled to by any means whatever any easement from or over or affecting any other land or premises now or at any time after the date of this Lease belonging to the Landlord or any Group Company of the Landlord and not comprised in this Lease

7.3. Disputes with Adjoining Occupiers
     ---------------------------------

     If any dispute arises between the Tenant and the tenants or occupiers of other parts of the Building or the Adjoining Property as to any easement right or privilege in connection with the use of the Premises and any other part of the Building or the Adjoining Property or as to the boundary structures separating the Premises from any other property it shall be decided by the Landlord or in such manner as the Landlord shall direct

7.4. Exclusion of Use Warranty
     -------------------------

     Nothing in this Lease or in any consent granted by the Landlord under this Lease shall imply or warrant that the Premises may lawfully be used under the Planning Acts for the purpose authorised in this Lease or any purpose subsequently authorised

7.5. Representations
     ---------------

     The Tenant acknowledges that this Lease has not been entered into in reliance wholly or partly on any statement or representation made by or on behalf of the Landlord except any such statement or representation that is expressly set out in this Lease

7.6. Tenant's Property
     -----------------

     If after the Tenant has vacated the Premises on the expiry of the Term any property of the Tenant remains in or on the Premises and the Tenant fails to remove it within ten Business Days after being requested in writing by the Landlord to do so or if after using all reasonable endeavours the Landlord is unable to make such a request to the Tenant within ten Business Days from the first attempt so made by the Landlord:-

7.6.1. the Landlord may as the agent of the Tenant sell such property and the Tenant shall indemnify the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in the mistaken belief held in good faith (which shall be presumed unless the contrary is proved) that such property belonged to the Tenant

7.6.2. the Landlord shall (subject to paragraph 7.6.3 below) forthwith after such sale pay to the Tenant the proceeds of such sale after having deducted the reasonable fees and expenses incurred by or on behalf of the Landlord in connection with such sale

7.6.3. if the Landlord having made reasonable efforts is unable to locate the Tenant the Landlord shall be entitled to retain such proceeds of sale absolutely unless the Tenant shall claim them within three months of the date on which the Tenant vacated the Premises and

7.6.4. the Tenant shall indemnify the Landlord against any damage occasioned to the Premises and any actions claims proceedings costs expenses and demands made against the Landlord caused by or related to the presence of the property in or on the Premises

7.7. Compensation on Vacating
     ------------------------

     Any statutory right of the Tenant to claim compensation from the Landlord on vacating the Premises shall be excluded to the extent that the law allows

7.8. Covenants Relating to Adjoining Premises
     ----------------------------------------

     Nothing contained in or implied by this Lease shall give the Tenant the benefit of or the right to enforce or to prevent the release or modifications of any covenant agreement or condition entered into by any tenant of the Landlord in respect of any property not comprised in this Lease

7.9. Service of Notices
     ------------------

7.9.1. The provisions of Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply to the giving and service of all notices and documents under or in connection with this Lease except that
Section 196 shall be deemed to be amended as follows:

     the final words of Section 196(4) . . . . and that service . . . be delivered" shall be deleted and there shall be substituted ". . . and that service shall be deemed to be made on the second Business Day after the registered letter has been posted"

7.9.2. Any notice or document shall also be sufficiently served if sent by telex facsimile transmission or any other means of electronic transmission to the party to be served and that service shall be deemed to be made on the day of transmission if transmitted before 4 p.m. on a Business Day but otherwise on the next following Business Day and in this Clause "Party" includes the Surety

7.10.   Value Added Tax
        ---------------

7.10.1. Save as the context requires or as otherwise stated all references to payments made in this Lease are references to such payments exclusive of any Value Added Tax chargeable in respect of the supply of goods or services for which the payment is consideration and insofar as such payments fall to be made under this Lease such Value Added Tax shall be added to the amount thereof and paid in addition thereto

7.10.2.  Without prejudice to and save as mentioned earlier in this sub-clause
7.10 where any supply is made pursuant to this Lease the recipient of such supply shall pay to the supplier any Value Added Tax chargeable in respect thereof

7.10.3. Where any payment is required to be made pursuant to this Lease to reimburse the payee for any expenditure which the payee may have incurred such payment shall include an amount equal to any Value Added Tax comprised in that expenditure which is not recoverable by the payee as input tax under Section 14 of the Value Added Tax Act 1983

7.11.  Exclusion of Landlord and Tenant Act of 1954
       --------------------------------------------

       Having been authorised to do so by Order of the Mayor's and City of London Court made on the 18th day of April 1995 under the provisions of Section 38(4) of the Landlord and Tenant Act (as amended by Section 5 of the Law of Property Act 1969) the Landlord and the Tenant hereby agree that the provisions of Section 24 to 28 (inclusive) of the Landlord and Tenant Act shall be excluded in relation to this Lease.

7.12.  Jurisdiction
       ------------

7.12.1. This Deed shall be governed by and construed in accordance with English Law

7.12.2. The parties hereto irrevocably submit to the non-exclusive jurisdiction of the High Court of Justice in London for the purpose of hearing and determining any dispute arising out of this Deed and for the purpose of enforcement of any judgment against its assets, the Surety agrees that service of any writ notice or other document for the purpose of any proceedings in such Court shall be duly served upon it if delivered or sent by registered post to ACC Corp at 39 State Street City Rochester NY 14614 United States of America

7.12.3 It is hereby agreed that there is no Agreement for Lease to which this Lease gives effect

     IN WITNESS of which this Lease has been executed as a Deed by the parties and is delivered on the date appearing in the Particulars

                                 THE FIRST SCHEDULE
                                 ------------------
                                     Part I
                                     ------
                          Rights and Easements Granted
                          ----------------------------

1. The exclusive right to park private motor cars in twelve parking spaces in the Car Park and/or any adjoining parking area from time to time available to the Landlord

2. The following rights (in common with the Landlord the Superior Landlord and their lessees and tenants and all other persons expressly or impliedly authorised by them respectively):-

2.1. the right at all times to use the common entrance halls (including the approaches thereto from the public highway) staircases lift lobbies corridors passages toilets and (during the hours when the same shall be in operation) the lifts for the purpose of ingress to and egress from the Premises:-

     (i) during the hours of 9.00 a.m. to 12.30 p.m. on Saturdays and 8.30 a.m. to 6.30 p.m. on all other weekdays except Bank and other general Public Holidays

    (ii) subject to the Tenant complying with the covenant contained in Clause
         4.22 during all other hours and days

2.2. the free and uninterrupted passage and running of water soil gas electricity telephone telex air and other services from or to the Premises through the sewers drains pipes cables conduits and ducts which are now or may hereafter be in under over or upon the Building

2.3. the right to support shelter and protection for the Premises from the remainder of the Building

                               THE FIRST SCHEDULE
                               ------------------
                                     Part 2
                                     ------
                   Rights and Easements Excepted and Reserved
                   ------------------------------------------

1. The right at any time to alter or add to any adjoining adjacent or neighbouring premises or building upon any adjoining adjacent or neighbouring land or to build thereon notwithstanding that the access of light or air to any windows of the Premises is thereby diminished but provided that any damage caused in the exercise of such right is forthwith made good to the satisfaction of the Tenant

2. The free and uninterrupted passage and running of water soil gas electricity telephone telex air and other services from or to other parts of the Building through the sewers drains pipes wires cables conduits and ducts which are now or may hereafter be in under over or upon the Premises

3. The full and free right and liberty to enter upon the Premises after giving the requisite notice (except in case of emergency or as otherwise provided) at such times and for such purposes as the Tenant herein covenants to permit entry or where the same is necessary for the purposes of enabling the Landlord to comply with its obligations herein contained and perform the services set out in the Fourth Schedule of the Superior Lease

4. Full right of support shelter and protection for the remainder of the Building from the Premises

                              THE SECOND SCHEDULE
                              -------------------
                         Principal Rent and Rent Review
                         ------------------------------

1. In this Schedule the following expressions shall have the following meanings:-

     (a) "the Review Date" means the Twenty fifth day of December One thousand nine hundred and ninety eight

     (b) "the rent periods" means the initial period commencing with the date on which rent commences to be payable hereunder until (but not including) the Review Date and thereafter the final period to the end of the term

     (c)  "the basic yearly rent" means the Principal Rent

     (d) "commercial yearly rent" means the yearly rent at which the Premises as a whole might reasonably be expected then to be let in the open market with vacant possession by a willing landlord to a willing tenant by a lease in the same terms in all respects as this Lease (other than the amount of the basic yearly rent payable hereunder but including the provisions for rent review and excluding the provisions of Clause 4.24 of this Lease) for a term equal to the original term of this Lease commencing on the Review Date and on the following assumptions (whether or not such shall in fact be the case):-

            (i) that the Premises are fitted out and equipped for immediate occupation and use for the purpose or purposes required by the willing tenant referred to in paragraph (d) above

           (ii) that no work has been carried out thereon by the Tenant its sub-tenants or their respective predecessors in title during the Contractual Term which has diminished the rental value of the Premises and that in case the Premises have been destroyed or damaged they have been fully restored

          (iii) that all the Tenant's covenants and conditions in this Lease have been duly performed and observed

           (iv) that the Premises may be lawfully used by any person for the purposes permitted under this Lease

            (v) that the willing tenant referred to in paragraph (d) would commence paying rent immediately on and from the Review Date and that such rent would not be discounted in any way to reflect any rent concession or other benefit but disregarding

            (i) any effect on rent of the fact that the Tenant its sub-tenants or their respective predecessors in title have been in occupation of the Premises or any part thereof

           (ii) any goodwill attached to the Premises or any part thereof by reason of the carrying on thereat of the business of the Tenant its sub-tenants or their predecessors in title in their respective businesses and

          (iii) any effect on rent of any improvement of the Premises or any part thereof completed not more than twenty one years prior to the date at which the review is to take effect and carried out with consent (where required) otherwise than in pursuance of an obligation to the Landlord or its predecessors in title either
                (a) by the Tenant its sub-tenants or their respective predecessors in title during the term or (b) by any tenant or sub-tenant of the Premises before the commencement of the term so long as the Landlord or its predecessors in title have not since the improvement was carried out had vacant possession of the relevant part of the Premises

2. The Landlord shall be entitled by notice in writing given to the Tenant at any time during the last year of any rent period to call for a review of the basic yearly rent payable under this Lease and if upon any such review it shall be found that the commercial yearly rent of the Premises at the end of such rent period shall be greater than the Principal Rent hereinbefore reserved then as from the end of such rent period the basic yearly rent payable under this Lease shall on each such occasion be increased to the then commercial yearly rent as aforesaid

3. If notwithstanding the provisions of the previous sub-clause a review of the basic yearly rent shall not have been called for during the last year of any rent period by notice as aforesaid the Landlord may at any time during the first four years of the next rent period immediately following serve upon the Tenant a notice calling for a review of the basic yearly rent payable under this Lease and if upon any such review it shall be found that the commercial yearly rent of the demised premises at the end of the year of the term in which or at the next usual quarter day following the date on which the notice was actually served (whichever shall be the earlier) shall be greater than the Principal Rent hereinbefore reserved or than the basic yearly rent then payable hereunder owing to the operation of this present Schedule (as the case may be) then as from the end of such year of the term or such quarter day (whichever shall be the earlier) the basic yearly rent payable under this Lease shall on each such occasion be increased to the then commercial yearly rent as aforesaid Provided always that:-

     (a) a review of the basic yearly rent shall (except in circumstances arising under paragraph (b) of this proviso) only be called for once in accordance with the provisions of this sub-clause and the previous sub-clause of this Schedule during the period of five years commencing with the last year of each rent period and

     (b) if a review of the basic yearly rent shall have been called for at any time in accordance with this sub-clause or the previous sub-clause of this Schedule by notice as aforesaid but the right to review the basic yearly rent or to recover an increased basic yearly rent is restrained or restricted by or by virtue of any Act of Parliament coming into force after the review has been called for as aforesaid so that either the review cannot be carried out or the whole or any part of any increase in the basic yearly rent arising upon that review cannot be recovered with effect from the review date the Landlord may by notice in writing to the Tenant require the previous sub-clause or this sub-clause (as the case may be) to be construed as if the basic yearly rent was to be reviewed at and any increased basic yearly rent found to be payable was to be payable with effect from the date upon which such restraint or restriction was first removed or relaxed and for the purpose of operating the review procedure under sub-clause 4 of this Schedule such notice shall be construed as the Landlord's notice calling for review in lieu of the notice served by the Landlord under this sub-clause or the previous sub-clause of this Schedule (as the case may be)

4. Such review shall in the first instance be made by the Landlord and the Tenant or their respective Surveyors in collaboration but if no agreement as to the amount of the increase (if any) to be made in the said yearly rent shall have been reached between the parties within three months after the date of the Landlord's notice calling for such review (or any extension of such time agreed in writing between the parties) the question whether there shall be an increase in the said yearly rent (and if so what the amount of the revised yearly rent shall be) shall be determined by an arbitrator such arbitrator to be nominated in the absence of agreement by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant And in relation to the application for any such nomination or the determination by the person nominated time shall not be of the essence Provided always that if at any review date the revised basic yearly rent to be payable as from such review date shall not then have been agreed between the Landlord and the Tenant and if the parties shall not have made any application to the President for the time being of the Royal Institution of Chartered Surveyors as hereinbefore provided and shall not have agreed on the identity of the arbitrator the Tenant may serve on the Landlord notice in writing containing a proposal as to the amount of such revised basic yearly rent not being less than the basic yearly rent payable immediately before such review date and the amount so proposed shall be deemed to have been agreed by the parties as the revised basic yearly rent to be payable from such review date and sub-clause 6 of this Schedule shall apply accordingly unless the Landlord shall make such application as aforesaid within three months after service of such notice by the Tenant

5. (a) In the case of an arbitration the arbitration shall be conducted in accordance with the Arbitration Act 1950 to 1979

     (b) When the amount of any basic yearly rent to be ascertained as hereinbefore provided shall have been so ascertained memoranda specifying and confirming the revised basic yearly rent to be payable shall forthwith be signed by or on behalf of the Landlord and the Tenant and annexed to this Lease and the Counterpart thereof and the parties shall bear their own costs in respect thereof

6. If at any review date the revised basic yearly rent to be payable as from such review date shall not then have been agreed or determined in the manner aforesaid then until such agreement or determination shall have been made the Tenant shall pay the said rent at such yearly rate at such times and in such manner as shall have been applicable immediately prior to such review date and any rent in excess of such rent which may later be found to be payable hereunder in respect of the period from such review date until the quarter day next following such agreement or determination shall be paid without any deduction within twenty one days of the date on which the revised basic yearly rent shall have been ascertained with interest thereon at four per cent below the Interest Rate calculated on a day to day basis from the date at which the rent was to be reviewed down to the date of payment

                              THE THIRD SCHEDULE
                              ------------------
                            Covenants by the Surety
                            -----------------------

1.1.      Covenant and indemnity by Surety
          --------------------------------

     (a) In consideration of the Landlord entering into this Lease the Surety covenants with the Landlord that:-

            (i) the Tenant (failing whom the Surety) will at all times during the Term duly perform and observe all the covenants on the part of the Tenant contained in this Lease (including without limitation the payment of the Rents and all other sums payable under this Lease) in the manner and at the times specified in this Lease and

           (ii) the Surety will indemnify and keep indemnified the Landlord against all claims demands losses damages liability costs fees and expenses whatsoever sustained by the Landlord by reason of or arising in any way directly or indirectly out of any default by the Tenant in the performance and observance of any of its obligations hereunder or the payment of any Rents or other sums payable hereunder or arising as a result of the Lease being disclaimed by a liquidator or trustee in bankruptcy or similar officer appointed to or in respect of the Tenant and having such power (each a "Relevant Disclaimer")

     (b) For the purposes of Clause 1.l(a) above the Term will be deemed to continue for the duration specified in this Lease notwithstanding that a Relevant Disclaimer occurs

1.2.      Nature of Surety's Obligations
          ------------------------------

     (a) The obligations of the Surety hereunder are primary obligations

     (b) The Surety is jointly and severally liable with the Tenant for the fulfillment of all the obligations of the Tenant under this Lease

     (c) Notwithstanding any legal limitation disability or incapacity on or of the Tenant or any other fact or circumstance whether known to the Landlord or not the Landlord may proceed against and recover from the Surety as if the Surety was named as the Tenant in this Lease

     (d) The Landlord shall not be obliged to make any demand on the Tenant before enforcing its rights against the Surety hereunder

1.3.     Waiver by Surety
         ----------------

     The obligations of the Surety hereunder are to constitute a continuing security in addition to and without prejudice to any other rights which the Landlord may have and the Surety hereby waives any right to require the Landlord to proceed against the Tenant or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Surety

1.4.     Postponement of claims by Surety against Tenant
         -----------------------------------------------

     (a) Unless otherwise instructed by the Landlord the Surety will not claim or accept any payment or property in any liquidation bankruptcy composition or arrangement of the Tenant in competition with the Landlord nor seek to recover (whether directly or by way of set off lien counter claim or otherwise) any money or other property nor exercise any other right or remedy whatsoever in respect of any sum which may be or become due to the Surety from the Tenant nor exercise any rights of subrogation or indemnity against the Tenant until in each such case all the Surety's obligations hereunder have been performed and discharged in full

     (b) The Surety will forthwith pay to the Landlord an amount equal to any set-off in fact exercised by it and will promptly pay or transfer to the Landlord any payment or distribution or benefit in fact received by it notwithstanding the terms of Clause 1.4(a) above

     (c) The Surety agrees that it will exercise any rights of subrogation against the Tenant and any rights to prove in a liquidation of the Tenant which it may have in accordance with the directions of the Landlord

1.5. Postponement of participation by Surety in security
     ---------------------------------------------------

     The Surety confirms it has not taken and undertakes it will not take from the Tenant any security in connection with its obligations hereunder and declares that any security so taken shall be held on trust for the Landlord and further the Surety agrees that it shall not be entitled to participate in any security held by the Landlord in respect of the Tenant's obligations to the Landlord under this Lease nor to stand in the place of the Landlord in respect of any such security until all the obligations of the Tenant or the Surety to the Landlord under this Lease have been performed or discharged in full

1.6. No release of Surety
     --------------------

     None of the following nor any combination thereof shall release determine discharge or in any way lessen or affect the liability of the Surety hereunder or otherwise prejudice or affect the right of the Landlord to recover from the Surety to the full extent of its obligations hereunder:-

     (a) any neglect delay or forbearance of the Landlord in endeavouring to obtain payment of the Rents or other amounts payable under this Lease by the Tenant or in enforcing the performance or observance of any of the obligations of the Tenant under this Lease

     (b) any refusal by the Landlord to accept Rents tendered by or on behalf of the Tenant

     (c)  any extension of time given by the Landlord to the Tenant

     (d) any variation of the terms of this Lease (including any reviews of the Principal Rent) or the transfer of the Landlord's reversion or the assignment of this Lease or the surrender of any part thereof

     (e) the release of any person for the time being jointly or severally liable for the Tenant's obligations or liable as surety for the Tenant's obligations

     (f) any change in the constitution structure or powers of any of the Tenant the Surety or the Landlord or the liquidation administration or bankruptcy (as the case may be) of any of the Tenant the Surety or the Landlord

     (g) any legal limitation or any immunity disability or incapacity of the Tenant (whether or not known to the Landlord) or the fact that any dealings with the Landlord or the Tenant may be outside or in excess of the powers of the Tenant or the Surety

     (h) the taking variation compromise renewal release or refusal or neglect to perfect or enforce any right remedies or securities against the Tenant or any other person

     (i)  any Relevant Disclaimer

     (j) any other act omission matter or thing whatsoever whereby but for this provision the Surety would be exonerated or released either wholly or in part (other than a release by Deed given by the Landlord)

1.7.      Disclaimer or forfeiture of Lease
          ---------------------------------

     (a)  The Surety undertakes to the Landlord that:-

          (i) if a liquidator or trustee in bankruptcy or similar officer having such power shall disclaim or surrender this Lease or

         (ii) if this Lease shall be forfeited or

        (iii) if the Tenant shall cease to have legal existence

     THEN the Surety shall if the Landlord by notice in writing given to the Surety within six (6) months after such disclaimer or other event occurs so requires accept from and execute and deliver to the Landlord a counterpart of a new lease of the Premises for a term commencing on the date of the disclaimer or other event and continuing for the residue then remaining unexpired of the Term (as specified in this Lease) such new lease to be at the cost of the Surety and to be at the same rents and subject to the same covenants conditions and provisions as are contained in this Lease

     (b) If this Lease is disclaimed and for any reason the Landlord does not require the Surety to accept a new lease of the Premises in accordance with this Schedule the Landlord shall be entitled to require that the Surety pays to the Landlord on demand an amount equal to the Rents for the period commencing with the date of such disclaimer and ending on whichever is the earlier of:-

            (i) the date six months after such disclaimer  and

           (ii) the date (if any) upon which the Premises are relet

1.8        Cumulative Powers and Avoidance of Payments
           -------------------------------------------

     (a) The powers conferred on the Landlord hereunder are cumulative without prejudice to its powers under the general law and may be exercised as often as the Landlord thinks appropriate The Landlord may in connection with the exercise of its powers join or concur with any person in any transaction scheme or arrangement whatsoever

     (b) If the Landlord reasonably considers that any amount paid by the Surety hereunder is capable of being avoided or set aside on the liquidation or administration of the Surety or otherwise then for the purposes of this Lease such amount shall not be considered to have been paid

     (c) Any settlement or discharge between the Landlord and the Tenant and/or the Surety shall be conditional upon no security or payment to the Landlord by the Tenant or the Surety or any other person being avoided or set aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy insolvency or liquidation for the time being in force and accordingly (but without limiting the Landlord's other rights hereunder) the Landlord shall be entitled to recover from the Surety the value which the Landlord has placed upon such security or the amount of any such payment as if such settlement or discharge had not occurred

1.9. Representations
     ---------------

     The Surety warrants and represents that it has full power to enter into the obligations and covenants hereunder and has taken all necessary corporate or other action required to authorise its execution of this Lease and that the provisions of this Lease constitute the legal valid and binding obligations of the Surety

1.10.     Benefit of guarantee
          --------------------

     (a) The covenants undertakings and agreements of the Surety hereunder shall enure for the benefit of the successors and assigns of the Landlord to this Lease without the necessity for any assignment thereof to such successors and assigns

     (b) Without prejudice to Clause 1.10(a) above the Landlord may assign the benefit of the provisions of this Lease and the covenants undertakings and agreements of the Surety hereunder to any third party and the Surety shall join in such documents as may be necessary to effect such assignment

1.11.  Interest on Late Payment
       ------------------------

       The Surety will pay Interest on all sums payable by it to the Landlord hereunder

1.12.  Costs and Expenses
       ------------------

       The Surety will indemnify the Landlord against all the Landlord's legal and other costs losses charges and expenses (on a full indemnity basis) arising in connection with any modification amendment release and/or enforcement or attempted enforcement of or preservation of the Landlord's rights under this Lease

1.13.  Set-off
       -------

       All payments to be made by the Surety hereunder will be made in full without any deduction for any set-off or counterclaim the Surety may have against the Landlord

1.14.  Waiver
       ------

       No delay or omission by the Landlord in exercising any right power or privilege hereunder shall impair such right power of privilege or be construed as a waiver of such right power or privilege

1.15.  Invalidity
       ----------

       If at any time any one or more provisions of this Schedule is or becomes invalid illegal or unenforceable in any respect under any law the validity legality and enforceability of the remaining provisions hereof shall not be in any way affected or impaired thereby

                              THE FOURTH SCHEDULE
                              -------------------
                                The Regulations
                                ---------------

1. The Landlord (which term shall in this Fourth Schedule include the Superior Landlord) or the Landlord's agents or staff shall be at liberty to refuse to any person access to the Building if they shall think that such refusal is for the benefit of the tenants or occupants of the Building

2. Tenants are not entitled to use the lifts for the carriage of articles likely to cause damage to the lifts or the Building and the Landlord or the Landlord's agents or staff shall be at liberty to refuse permission to use the passenger lifts for the carriage of any goods whatsoever if this shall interfere with the convenience of the other tenants or occupants of the said building or be likely to cause damage to the passenger lifts or the Building

3. Tenants are not entitled to place deposit store or abandon any goods articles or rubbish whatsoever in the common parts of the said building but shall place all rubbish only in the bin stores or other areas designated for that purpose by the Landlord from time to time

4. Tenants shall not misuse the communal toilet facilities and lifts and in particular shall not empty tea leaves down the sinks or deposit solid or obnoxious matter in the toilets

5. Tenants shall not be entitled to erect nameboards or display notices in the common parts of the Building but each tenant may have one entry only in respect of the tenancy on the Landlord's nameboard in the entrance hall of the Building by arrangement with the Landlord's agents The Landlord reserves the right to vary the position of any entrance hall nameboard and to rearrange the disposition of the lettering thereon Nameboards or display notices or lettering on the entrance door or subsidiary entrance door of the Premises must conform to the standard design for the Building to be notified to the tenant by the Landlord or the Landlord's agents

6. Any services rendered to a tenant by staff employed by the Landlord other than services referred to in the Fourth Schedule of the Superior Lease hereto are to be deemed special services for which and for the consequences of which that tenant shall be entirely responsible and tenants shall not be entitled to any services from such staff which may in any way interfere with the performance of their duties to the Landlord or the Landlord's agents

7. Tenants shall not play or permit or suffer the playing of any musical instrument or the use of any radio television record-player or other similar device for the reproduction of any music or sound on or in the Premises so as to be audible outside the Premises


                                    (THE COMMON SEAL of IBM UNITED KINGDOM
                                    (LIMITED was hereunto affixed in the
                                    (presence of:-



                              Director     [illegible]



                              Secretary    [illegible]

                                    Annex A

                                   Site Plan


[This document is a site plan that shows the Chiswick Centre bordered by Chiswick High Road, Essex Place and Acton Lane.]